UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2017

Cleveland BioLabs, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2017, the board of directors (the “Board”) of Cleveland BioLabs, Inc. (the “Company”) appointed John Szydlo, previously the Company’s Finance Director, as Principal Financial Officer of the Company.

Mr. Szydlo, age 32, joined the Company as a Finance Manager in May 2012 and was promoted to the position of Finance Director in April 2014. During his tenure, Mr. Szydlo was a key contributor to the Company’s financial reporting compliance, which included the preparation of the Company’s consolidated financial statements in accordance with Generally Accepted Accounting Principles and Securities and Exchange Commission requirements, oversaw corporate tax preparation, and ensured compliance with the Federal Acquisition Regulations for the Company’s government contracts with the Department of Defense (DoD). Mr. Szydlo also prepared financial models and cost proposals to obtain growth capital, effect restructuring efforts, and capture government contracts and grants and, most recently, led the negotiation efforts for the Company’s active DoD awards. Mr. Szydlo worked directly with the Company’s executive management and operational leadership teams to develop annual operating plans congruent with long-term strategic objectives and oversaw general operational functions such as treasury management, facilities management, and human resource management. Prior to joining the Company, from 2008 through 2012, Mr. Szydlo worked for the Northrop Grumman Corporation, a major DoD contractor, where he served in various capacities such as financial planning and analysis, government cost proposal preparation and bid defense, and supply chain management. Mr. Szydlo received a Master of Business Administration from the William E. Simon Graduate School of Business Administration of the University of Rochester, Beta Gamma Sigma, and a Bachelor of Arts degree in Economics, magna cum laude, from the State University of New York at Fredonia.

Mr. Szydlo does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There is no understanding or arrangement between Mr. Szydlo and any other person pursuant to which Mr. Szydlo was selected as an executive officer, other than his engagement by the Company as an at-will employee. There are no transactions in which Mr. Szydlo has an interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with his appointment as principal financial officer, the Board approved an annual base salary for Mr. Szydlo of $120,000 and confirmed that he will be eligible to participate in the Company’s previously disclosed Annual Executive Bonus Plan. As of the date of the filing of this Current Report on Form 8-K, the Company has not entered into an employment agreement with Mr. Szydlo.

Mr. Szydlo is succeeding C. Neil Lyons, who previously served as the Company’s chief financial officer. In connection with Mr. Szydlo’s appointment, Mr. Lyons and the Board had mutually agreed that Mr. Lyons would cease serving as chief financial officer during the remainder of the term of the previously disclosed Separation and Consulting Agreement between Mr. Lyons and the Company (the “Consulting Agreement”), which ends on April 30, 2017. Mr. Lyons will continue serving as a consultant to the Company until the end of the term of the Consulting Agreement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 21, 2017 (the "2017 Annual Meeting") in Buffalo, New York. The results of matters submitted to a stockholder vote at the 2017 Annual Meeting are as follows:

Proposal 1: Election of Directors. Seven nominees were elected to serve on the Company's board of directors until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
Alexander Andryushechkin	7,410,101	35,154	2,327,827
Anna Evdokimova	7,405,664	39,591	2,327,827
Alexey Nechaev	7,404,192	41,063	2,327,827
Ivan Persiyanov	7,404,447	40,808	2,327,827
Randy S. Saluck	7,411,282	33,973	2,327,827
Daniil Talyanskiy	7,411,026	34,229	2,327,827
Lea Verny	7,411,895	33,360	2,327,827

Proposal 2: Ratification of Meaden & Moore, Ltd. as the independent registered public accounting firm for fiscal year ending December 31, 2017. The selection of Meaden & Moore, Ltd. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified with the votes set forth below:

For	Against	Abstain
9,713,236	23,705	36,141
Proposal 3: Advisory vote to approve compensation of the named executive officers. The resolution relating to the non-binding stockholder advisory vote to approve the compensation of the Company's named executive officers, as described in the Company's Proxy Statement for the 2017 Annual Meeting (the "Proxy Statement"), was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
7,374,808	50,941	19,506	2,327,827
Proposal 4: Approve an amendment to the Restated Certificate of Incorporation to reduce the total number of authorized shares of common stock from 160,000,000 shares to 25,000,000 shares and reduce the total number of authorized shares of preferred stock from 10,000,000 to 1,000,000. The resolution relating to the amendment to the Restated Certificate of Incorporation to reduce the total number of authorized shares of common stock from 160,000,000 shares to 25,000,000 shares and reduce the total number of authorized shares of preferred stock from 10,000,000 to 1,000,000, as described in the Proxy Statement, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
7,413,726	23,777	7,752	2,327,827
Proposal 5: Advisory vote on the frequency of future advisory votes on executive compensation. The Company's stockholders approved, on a non-binding, advisory basis, a resolution recommending that the Company hold future advisory votes on executive compensation once every three years, as described in the Proxy Statement, with the votes set forth below:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
7,179,074	12,676	240,226	13,279	2,327,827
Based on the results of Proposal 5 regarding the frequency of future stockholder advisory votes on the Company's compensation of its named executive officers, the Company has decided to hold future stockholder advisory votes on named executive officer compensation every three years until the next advisory vote on the frequency of such votes, which will occur no later than our annual meeting of stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: April 26, 2017	By: /s/ YAKOV KOGAN
Name: Yakov Kogan
Title: Chief Executive Officer